UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 19, 2023

GRAF ACQUISITION CORP. IV

(Exact name of registrant as specified in its charter)

Delaware	001-40427	86-2191918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1790 Hughes Landing Blvd., Suite 400
The Woodlands, Texas   77380

(Address of principal executive offices, including zip code)

(713) 489-1772

(Registrant’s telephone number, including area code )

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-fifth of one redeemable warrant	GFOR.U	The New York Stock Exchange
Common stock, par value $0.0001 per share	GFOR	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one share of common stock, each at an exercise price of $11.50	GFOR. WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously announced, Graf Acquisition Corp. IV, a Delaware corporation (“Graf”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Austria Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of Graf (“Merger Sub”), and NKGen Biotech, Inc., a Delaware corporation (“NKGen”), pursuant to which, subject to the satisfaction or waiver of certain conditions set forth therein, Merger Sub will merge with and into NKGen (the “Merger”), with NKGen surviving the Merger in accordance with the Delaware General Corporation Law as a wholly-owned subsidiary of Graf (the Merger, together with the other transactions contemplated by the Merger Agreement and the related ancillary agreements, the “Business Combination”).

In connection with the Business Combination, Graf has entered into the following Warrant Subscription Agreement and plans to continue its efforts to obtain additional financing, which may be in the form of equity, debt, grants or other equity-linked securities or derivatives. Graf intends to file a supplement to the definitive proxy statement/prospectus relating to the special meeting of Graf’s stockholders to approve the proposed Business Combination (the “Special Meeting”), with the Securities and Exchange Commission (the “SEC”), to provide additional information related to recent developments since the filing of the definitive proxy statement/prospectus for its stockholders’ consideration before the Special Meeting.

Warrant Subscription Agreement

On September 19, 2023, Graf (to be renamed “NKGen Biotech, Inc.” (“New NKGen”) after the closing the Business Combination (the “Closing”)) entered into a subscription agreement (the “Warrant Subscription Agreement”) with certain investors (the “Investors”), pursuant to which the Investors agreed to purchase an aggregate of 1,999,998 warrants at a purchase price of $1.00 per warrant (the “Subscribed Warrants”). The Subscribed Warrants will be exercisable for cash (or by “cashless” exercise under certain circumstances) during the five-year period beginning on the date of the Closing (the “Closing Date”). One-third of the Subscribed Warrants will be exercisable initially at $10.00 (the “First Tranche”), one-third of the Subscribed Warrants will be exercisable initially at $12.50 (the “Second Tranche”), and one-third of the Subscribed Warrants will be exercisable initially at $15.00 (the “Third Tranche”). The exercise price of each tranche will be subject to adjustment every 180 days after the Closing Date (the “Reset Date”), such that the reset exercise price (the “Reset Price”) of the First Tranche will be the higher of (A) the lower of (x) the volume-weighted average price of the common stock, par value $0.0001 per share, of New NKGen (the “Common Stock,” including the common stock of Graf prior to the Closing) during the 30 day period immediately prior to the Reset Date and (y) the exercise price on the previous Reset Date (or, on the first Reset Date, the original exercise price) (the lower of (x) and (y), the “Test Price”), and (B) $5.00 (the “Downside Protection Threshold Price”) (the higher of (A) and (B), the “Reset Price”). The exercise price of the Second Tranche will be reset to 125% of the Reset Price and the exercise price of the Third Tranche will be reset to 150% of the Reset Price. Additionally, beginning on the date that is 180 days after the Closing Date, if New NKGen issues shares of Common Stock or securities that are convertible into or exercisable for shares of Common Stock at an effective price per share less than the then existing Reset Price, subject to certain carve-outs, then the exercise price will be reset upon the consummation of such dilutive offering. The exercise price of the First Tranche will be reset to the higher of (A) the price of such dilutive offering and (B) the Downside Protection Threshold Price (the higher of (A) and (B), the “Dilutive Offering Reset Price”); the exercise price of the Second Tranche will be reset to 125% of the Dilutive Offering Reset Price; and the exercise price of the Third Tranche will be reset to 150% of the Dilutive Offering Reset Price.

In the event that the Test Price or Dilutive Offering Reset Price is less than the Downside Protection Threshold Price but is greater than or equal to $1.50, the Investor may, in its sole option, demand a cashless exchange of any singular tranche of the Subscribed Warrants and receive a number of shares of Common Stock (the “Warrant Shares”) equal to (i) the number of shares being exercised divided by (ii)(x) the Test Price or Dilutive Offering Reset Price (which shall not be less than $1.50) divided by (y) $1.50 (the “Downside Protection” and such Warrant Shares, the “Downside Protection Shares”). In the event that the Test Price or Dilutive Offering Reset Price is less than $1.50, then in addition to issuing the Downside Protection Shares, the Company will pay the Investor a cash amount equal to the product of (A) the difference between the Exercise Price and $1.50 multiplied by (B) the number of shares for which the Investor has demanded Downside Protection (the “Downside Protection Cash”). Demand of the Downside Protection is available for only one tranche of the Subscribed Warrants at a time. In the event that the exercise price of the other tranches would be below the Downside Protection Threshold Price on the Reset Date or consummation date of the dilutive offering, the exercise price of such other tranches will be reset to the Downside Protection Threshold Price.

If the Investor demands the Downside Protection, New NKGen will have the right, exercisable within two business days following the Investor’s demand of the Downside Protection, to repurchase the warrants for which Downside Protection is demanded for $1.75 in cash per warrant in lieu of issuing Downside Protection Shares and Downside Protection Cash (if applicable).

The Subscribed Warrants are also subject to customary transaction-based antidilution adjustments for stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions.

The Warrant Subscription Agreement is expected to be consummated substantially concurrently with the Closing of the Business Combination. The consummation of the Warrant Subscription Agreement is conditioned on, among other things, (i) the satisfaction or waiver of all conditions precedent to the Business Combination and the substantially concurrent consummation of the Business Combination, (ii) the accuracy of all representations and warranties of Graf and the Investors in the Warrant Subscription Agreement, subject to certain bring-down standards, (iii) the satisfaction of all covenants, agreements, and conditions required to be performed by Graf and the Investors pursuant to the Warrant Subscription Agreements, (iv) the listing of New NKGen’s Common Stock, including the Warrant Shares, on the Nasdaq Stock Market, subject only to official notice of issuance, (v) except for certain carve-outs, the Business Combination Agreement shall not have been amended, modified, supplemented or waived in a manner reasonably expected to materially adversely affect the economic benefits that the Investor would reasonably expect to receive under the Warrant Subscription Agreement, (vi) the Lockup Agreement described in Graf’s definitive proxy statement/prospectus being in effect as of the Closing Date, and (vii) NKGen having entered into agreements with other investors for one or more private financings not to exceed $85 million which will have been consummated prior to the Closing. Additionally, if Graf does not sell $9,999,999 worth of Subscribed Warrants prior to the Closing Date, Graf will have no obligation to consummate the sale of the Subscribed Warrants. The Warrant Subscription Agreement provides customary registration rights to the Investors with respect to the Warrant Shares.

The description of the Warrant Subscription Agreement contained herein is not intended to be complete and is qualified in its entirety by reference to the full text of the Warrant Subscription Agreement and the form of Warrant, which are attached as Exhibit 4.1 and 10.1 hereto and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The Warrants and Warrant Shares issuable as described above will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 8.01 Other Events.

Redemptions

In connection with the previously disclosed Special Meeting, holders of Common Stock had the right to elect to redeem all or a portion of their Common Stock for a per share price calculated in accordance with Graf’s Amended and Restated Certificate of Incorporation. Holders of Common Stock that have validly elected to redeem their shares of Common Stock for a pro rata portion of the trust account holding the proceeds from Graf’s initial public offering and the sale of private placement warrants, are expected to receive approximately $10.41 per share net of allowed withholdings. Graf may accept reversals of elections to redeem shares of Common Stock by holders of Common Stock prior to the Closing.

Important Information and Where to Find It

The proposed Business Combination will be submitted to stockholders of Graf for their consideration at the Special Meeting. Graf has filed a registration statement on Form S-4 (the “Registration Statement”) with the SEC relating to the proposed Business Combination, which includes both a prospectus with respect to the securities of the post-combination company (“New NKGen”) to be issued in connection with the proposed Business Combination and a proxy statement that was distributed to Graf’s stockholders in connection with Graf’s solicitation of proxies for the vote by its stockholders at the Special Meeting. The Registration Statement was declared effective by the SEC and Graf mailed the definitive proxy statement/prospectus to its stockholders as of the record date established for voting on the proposed Business Combination. Graf urges its investors, stockholders and other interested persons to read the definitive proxy statement/prospectus, as well as other documents filed by Graf with the SEC, because these documents contain important information about Graf, NKGen and the proposed Business Combination. Stockholders may obtain a copy of the definitive proxy statement/prospectus, as well as other documents filed with the SEC regarding the proposed Business Combination and other documents filed by Graf with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: Graf Acquisition Corp. IV, 1790 Hughes Landing Blvd., Suite 400, The Woodlands, TX 77380.

Participants in the Solicitation

Graf and NKGen and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed Business Combination under the rules of the SEC. Information about the directors and executive officers of Graf is set forth in the definitive proxy statement/prospectus. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Graf stockholders in connection with the proposed Business Combination is set forth in the definitive proxy statement/prospectus. Stockholders, potential investors and other interested persons should read the definitive proxy statement/prospectus carefully before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K (this “Current Report”) shall not constitute a proxy statement or a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities, in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This Current Report includes forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “anticipates,” “expects,” “projects,” “forecasts,” “outlook,” “future,” “further,” “may,” “will,” “potential,” “should,” “seeks,” “seems,” “targets,” “plans,” “scheduled,” “anticipates,” “intends” or similar expressions. These statements are based on the beliefs and assumptions of the management of Graf and NKGen. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, including changes in domestic and foreign business, market, financial, political and legal conditions, many of which are outside the control of the parties, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors that may affect actual results or outcomes include, among others, the inability of the parties to successfully or timely consummate the proposed Business Combination; the failure of Graf and party to the Securities Purchase Agreement to consummate the closing of the Securities Purchase Agreement; the failure to satisfy the conditions to the consummation of the proposed Business Combination, including but not limited to the approval of the merger agreement by Graf’s stockholders, the satisfaction of the minimum cash condition, the compliance with the acquiror closing cash amount and the receipt of certain governmental and regulatory approvals; the inability to obtain any PIPE investments; the inability to raise or obtain sufficient funds to continue NKGen’s operations through the consummation of the proposed Business Combination; the inability to recognize the anticipated benefits of the proposed Business Combination; the amount of redemption requests made by Graf’s public stockholders; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, and the ability to maintain the listing of New NKGen’s securities on a national securities exchange; and those factors discussed under the heading “Risk Factors” in the Registration Statement and other documents of Graf filed, or to be filed, with the SEC. New risk factors emerge from time to time and it is not possible to predict all such risk factors, nor can Graf or NKGen assess the impact of all such risk factors on the businesses of Graf and NKGen prior to the proposed Business Combination, and New NKGen following the proposed Business Combination, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. You should not put undue reliance on these statements, which speak only as of the date hereof. All forward-looking statements attributable to Graf or NKGen or persons acting on their behalf are expressly qualified in their entirety by the foregoing cautionary statements. Graf and NKGen prior to the proposed Business Combination, and New NKGen following the proposed Business Combination, undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
4.1	Form of Warrant
10.1	Warrant Subscription Agreement, dated September 19, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAF ACQUISITION CORP. IV

By:	/s/ James A. Graf
	Name:	James A. Graf
	Title:	Chief Executive Officer

Date: September 19, 2023